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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             ____________________


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported)-July 31, 2000


                             ____________________


                          LOCKHEED MARTIN CORPORATION
            (Exact name of registrant as specified in its charter)


        Maryland                         1-11437                  52-1893632
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
      Incorporation)                                         Identification No.)


     6801 Rockledge Drive, Bethesda, Maryland                       20817
     (Address of principal executive offices)                     (Zip Code)


                                (301) 897-6000
             (Registrant's telephone number, including area code)

                             ____________________

                                Not Applicable
            (Former name or address, if changed since last report)


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Item 5. Other Events

     The Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press release regarding an order of the Federal Communications Commission released July 31, 2000 granting COMSAT Corporation authority to assign its space and earth stations licenses to a subsidiary of Lockheed Martin which will permit completion of a strategic combination between the two companies, dated July 31, 2000, which is included as
Exhibit 99 to this Form.

Item 7. Financial Statements and Exhibits

     Exhibit No.        Description
     -----------        -----------

        99              Lockheed Martin Corporation Press Release dated
                        July 31, 2000.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LOCKHEED MARTIN CORPORATION



                                        /s/ Marian S. Block
                                        ---------------------------------
                                        Marian S. Block
                                        Vice President, Associate General
                                        Counsel and Assistant Secretary


August 2, 2000



INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------

   99           Lockheed Martin Corporation Press Release dated July 31, 2000.